Supplement to the
Fidelity Real Estate
High Income Fund II
April 26, 2002
Prospectus

Shareholder Meeting. On or about November 13, 2002, a meeting of the shareholders of Fidelity Real Estate High Income Fund II will be held to approve various proposals. Shareholders of record on September 16, 2002 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-617-563-6414 to request a free copy of the proxy statement.

REHIFI-02-01 September 16, 2002
1.750554.101